                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):   September 20, 1995


          WINDSOR PARK PROPERTIES 5, A CALIFORNIA LIMITED PARTNERSHIP
   -----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     California                     0-16642                  33-0243223
-------------------           -------------------        -------------------
  (State or other              (Commission File            (IRS Employer
  jurisdiction of                   Number)              Identification No.)
  incorporation)



              120 W. Grand Avenue, Suite 202, Escondido, CA  92025
   ------------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip Code)

   Registrant's telephone number, including area code:     (619) 746-2411
                                                       --------------------

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Rancho Margate Manufactured Home Community
------------------------------------------
On September 20, 1995, Windsor Park Properties 5 (the Partnership) purchased a 26% interest in the Rancho Margate manufactured home community located in Margate, Florida. The remaining interests in the property were acquired by Windsor Park Properties 4 and Windsor Park Properties 6, both California limited partnerships, which have the same General Partners as the Partnership. The community is in good condition, and the Partnership intends to hold it as a medium-term (four to six year) investment. During the investment period the Partnership intends to continue to operate the property as a manufactured home community.

Rancho Margate is situated on 29 acres of land and was developed in 1973. The community contains 245 manufactured home spaces, and amenities include a clubhouse and a swimming pool. All assets acquired will continue to be used in the operations of the community. The General Partners anticipate expending $25,000 for various capital improvement and maintenance projects over the next 12 months. It is the opinion of the General Partners that the community is adequately insured.

The total cost of the property was approximately $6,533,600 ($6,323,500 paid to the Seller, a $190,500 commission paid to an unaffiliated broker, and other costs of $19,600). The Partnership's cost of its interest in the property was approximately $1,698,700 ($1,644,100 paid to the Seller, a $49,600 commission paid to an unaffiliated broker, and other costs of $5,000). The purchase price was negotiated through an arms-length bargaining process with the seller, Rancho Margate Associates, Ltd., a California limited partnership. The registrant's General Partners are not affiliated with the seller of the community.

In connection with the purchase, the Partnership, Windsor Park Properties 4 and Windsor Park Properties 6 assumed a $3,737,100 mortgage note of the seller. The note, which is collateralized by the property, is payable in monthly installments, including interest at 50% of six month LIBOR plus 6.26% until June 2003 (9.2913% at September 20, 1995). Thereafter, the interest rate increases to 50% of six month LIBOR plus 7.26%, until the note matures in July 2023. Loan costs of approximately $60,500 were incurred. In a separate agreement, the seller of the property will reimburse the Partnership for any interest expense which, in total, exceeds 9.1% during the three year period subsequent to the purchase. The seller has escrowed $87,000 to satisfy this potential obligation.

The community's manufactured home spaces are rented to tenants on a month-to-month basis, and current base rental rates average $338 per month. The community is located near several other manufactured home communities with comparable base rental rates.

The community is currently 97% occupied and has been approximately 97% occupied for the past five years. Other manufactured home communities in the immediate area are approximately 98% occupied.

Other material factors considered by the General Partners in assessing the property include ad valorem taxes for the 1994 tax year which totaled $92,700 ($27.56 per $1,000 assessed value) and utility rates which are expected to increase 4% per year.

The sources of funds for this acquisition were financing proceeds from investment properties already owned by the Partnership and the mortgage loan assumed as described above.

After reasonable inquiry, the Partnership is not aware of any material factors related to this property, other than as set forth in this Form 8-K/A, that would cause the reported financial information not to be necessarily indicative of future operating results.

Winter Haven Manufactured Home Community
----------------------------------------
On October 11, 1995, Windsor Park Properties 5 purchased a 26% interest in the Winter Haven manufactured home community located in Winter Haven, Florida. The remaining interests in the property were acquired by Windsor Park Properties 4 and Windsor Park Properties 6, both California limited partnerships, which have the same General Partners as the Partnership. The community is in good condition, and the Partnership intends to hold it as a medium-term (four to six year) investment. During the investment period the Partnership intends to continue to operate the property as a manufactured home community.

Winter Haven is situated on 30 acres of land and was developed in 1960. The community contains 237 manufactured home spaces, and amenities include two clubhouses, a swimming pool and shuffleboard courts. All assets acquired will continue to be used in the operations of the community. The General Partners anticipate expending $20,000 for various capital improvement and maintenance projects over the next 12 months. It is the opinion of the General Partners that the community is adequately insured.

The total cost of the property was approximately $3,569,100 ($3,429,200 paid to the Seller, a $119,000 commission paid to an unaffiliated broker, and other costs of $20,900). The Partnership's cost of its interest in the property was approximately $928,000 ($891,600 paid to the Seller, a $30,900 commission paid to an unaffiliated broker, and other costs of $5,500). The purchase price was negotiated through an arms-length bargaining process with the seller, University
- Winter Haven Associates, Ltd., a California limited partnership. The registrant's General Partners are not affiliated with the seller of the community.

In connection with the purchase, the Partnership, Windsor Park Properties 4 and Windsor Park Properties 6 assumed a $1,641,600 mortgage note of the seller. The note, which is collateralized by the property, is payable in monthly installments, including interest at 50% of six month LIBOR plus 6.26% until May 2003 (9.2913% at October 11, 1995). Thereafter, the interest rate increases to 50% of six month LIBOR plus 7.26%, until the note matures in June 2023. Loan costs of approximately $32,200 were incurred. In a separate agreement, the seller of the property will reimburse the Partnership for any interest expense which, in total, exceeds 9.1% during the three year period subsequent to the purchase. The seller has escrowed $20,000 to satisfy this potential obligation.

The community's manufactured home spaces are rented to tenants on a month-to-month basis, and current base rental rates average $201 per month. The community is located near several other manufactured home communities with comparable base rental rates.

The community is currently 97% occupied and has been approximately 97% occupied for the past five years. Other manufactured home communities in the immediate area are approximately 98% occupied.

Other material factors considered by the General Partners in assessing the property include ad valorem taxes for the 1994 tax year which totaled $27,200 ($17.46 per $1,000 assessed value) and utility rates which are expected to increase 4% per year.

The sources of funds for this acquisition were financing proceeds from investment properties already owned by the Partnership and the mortgage loan assumed as described above.

After reasonable inquiry, the Partnership is not aware of any material factors related to this property, other than as set forth in this Form 8-K/A, that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 7.     Financial Statements, Proforma Financial Information and Exhibits
            -----------------------------------------------------------------


       (a)  Financial Statements and Proforma Financial Information of
            ----------------------------------------------------------
            Rancho Margate Manufactured Home Community
            ------------------------------------------

                                                                                    Page
                                                                                    ----
            (i)    Historical Summary of Gross Income and Direct
                   Operating Expenses for the year ended December 31, 1994
                   (audited)                                                         6

            (ii)   Historical Summary of Gross Income and Direct
                   Operating Expenses for the six months ended June 30, 1995
                   (unaudited)                                                      10

            (iii)  Estimated Proforma Statement of Taxable Net Operating Income
                   for the year ended June 30, 1995
                   (unaudited)                                                      12

            (iv)   Estimated Proforma Statement of Cash Available for
                   the year ended June 30, 1995 (unaudited)                         12
            Financial Statements and Proforma Financial Information of Winter
            -----------------------------------------------------------------
            Haven Manufactured Home Community
            ---------------------------------
            (v)    Historical Summary of Gross Income and Direct
                   Operating Expenses for the year ended December 31, 1994
                   (audited)                                                        14

            (vi)   Historical Summary of Gross Income and Direct
                   Operating Expenses for the six months ended June 30, 1995
                   (unaudited)                                                      18

            (vii)  Estimated Proforma Statement of Taxable Net
                   Operating Income (Loss) for the year ended June 30,
                   1995 (unaudited)                                                 20

            (viii) Estimated Proforma Statement of Cash Available for
                   the year ended June 30, 1995 (unaudited)                         20
       (b)  Proforma Financial Information of Windsor Park Properties 5
            -----------------------------------------------------------
            (i)    Proforma Balance Sheet at June 30, 1995 (unaudited)              22

            (ii)   Proforma Statement of Operations for the year ended
                   December 31, 1994 (unaudited)                                    24

            (iii)  Proforma Statement of Operations for the six months
                   ended June 30, 1995 (unaudited)                                  28

       (c)  Exhibits
            --------

            10)  Material Contracts

                 a)   Winter Haven Mobile Home Park                        Page
                      -----------------------------                        ----
                      Purchase and Sale Agreement
                      Dated June 30, 1995                                   32

                 b)  Rancho Margate Mobile Home Park
                     -------------------------------
                    The Purchase and Sale Agreement (dated
                    June 30, 1995) was previously filed on
                    Form 8-K dated September 20, 1995 and is incorporated herein by reference.

Item 7 (a)(i)
-------------



                   RANCHO MARGATE MANUFACTURED HOME COMMUNITY
                   ------------------------------------------
                       HISTORICAL SUMMARY OF GROSS INCOME
                         AND DIRECT OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                        AND INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT


The Partners
Windsor Park Properties 5
Escondido, California


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (the Historical Summary) of Rancho Margate Manufactured Home Community (the Community) for the year ended December 31, 1994. This Historical Summary is the responsibility of the Community's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Windsor Park Properties 5) as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Community's revenues and expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the gross income and direct operating expenses described in Note 1 to the Historical Summary of Gross Income and Direct Operating Expenses of Rancho Margate Manufactured Home Community for the year ended December 31, 1994 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Costa Mesa, California
August 25, 1995

                   Rancho Margate Manufactured Home Community
                   ------------------------------------------
        Historical Summary Of Gross Income And Direct Operating Expenses
                      For The Year Ended December 31, 1994


Gross Income:
------------
  Rental                                                         $  932,000
  Other                                                              57,000
                                                                 -----------

  Total gross income                                                989,000
                                                                 -----------
Direct Operating Expenses:
-------------------------
  Utilities                                                         123,000
  Wages                                                              71,000
  Property taxes                                                     89,000
  Repairs and maintenance                                            26,000
  Insurance                                                          21,000
  Management fees                                                    49,000
  Other                                                              68,000
                                                                 -----------

  Total direct operating expenses                                   447,000
                                                                 -----------


Net Operating Income                                             $  542,000
                                                                 ===========

See accompanying note to historical summary of gross income and direct operating expenses.

                   Rancho Margate Manufactured Home Community
                   ------------------------------------------
                   Note to Historical Summary Of Gross Income
                         And Direct Operating Expenses
                      For The Year Ended December 31, 1994

Note 1.  Basis of Presentation
         ---------------------

The accompanying historical summary of gross income and direct operating expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Windsor Park Properties 5). Net operating income is computed as gross income from mobile home operations, less direct operating expenses from mobile home operations, excluding items not comparable to the proposed future operations of the property including depreciation, amortization, interest and non-property administrative expenses. Consequently, net operating income as presented is not intended to be a complete presentation of Rancho Margate Manufactured Home Community's revenues and expenses.

Item 7(a)(ii)
-------------


                   Rancho Margate Manufactured Home Community
                   ------------------------------------------
        Historical Summary Of Gross Income And Direct Operating Expenses
                     For The Six Months Ended June 30, 1995
                                  (unaudited)


Gross Income:
------------
  Rental                                                       $  485,000
  Other                                                            30,000
                                                               -----------

  Total gross income                                              515,000
                                                               -----------
Direct Operating Expenses:
-------------------------
  Utilities                                                        61,000
  Wages                                                            35,000
  Property taxes                                                   51,000
  Repairs and maintenance                                          25,000
  Insurance                                                         8,000
  Management fees                                                  25,000
  Other                                                            25,000
                                                               -----------

  Total direct operating expenses                                 230,000
                                                               -----------


Net Operating Income                                           $  285,000
                                                               ===========

See accompanying note to historical summary of gross income and direct operating expenses.

                   Rancho Margate Manufactured Home Community
                   ------------------------------------------
                   Note to Historical Summary Of Gross Income
                         And Direct Operating Expenses
                     For The Six Months Ended June 30, 1995
                                  (unaudited)

Note 1.  Basis of Presentation
         ---------------------

The accompanying historical summary of gross income and direct operating expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Windsor Park Properties 5). Net operating income is computed as gross income from mobile home operations, less direct operating expenses from mobile home operations, excluding items not comparable to the proposed future operations of the property including depreciation, amortization, interest and non-property administrative expenses. Consequently, net operating income as presented is not intended to be a complete presentation of Rancho Margate Manufactured Home Community's revenues and expenses.

Item 7(a)(iii)
--------------

                  Rancho Margate Manufactured Home Community
                  ------------------------------------------
                         Estimated Proforma Statement
                        Of Taxable Net Operating Income
                       For The Year Ended June 30, 1995

                                Year Ended            Proforma            Year Ended
                             December 31, 1994       Adjustments         June 30, 1995
                            -------------------  -------------------  -------------------
                                                     (unaudited)          (unaudited)
Revenues:
--------
 Rental                        $    932,000         $     29,000          $    961,000
 Other                               57,000                                     57,000
                            -------------------  -------------------  -------------------

                                    989,000               29,000             1,018,000
                            -------------------  -------------------  -------------------

Expenses:
--------
 Utilities                          123,000                                    123,000
 Management fees                     49,000                2,000                51,000
 Wages                               71,000                                     71,000
 Property taxes                      89,000                                     89,000
 Repairs and maintenance             26,000                                     26,000
 Insurance                           21,000                                     21,000
 Other                               68,000                                     68,000
 Interest                                                341,000               341,000
 Depreciation                                             75,000                75,000
                            -------------------  -------------------  -------------------

                                    447,000              418,000               865,000
                            -------------------  -------------------  -------------------
Taxable net operating
 income                        $    542,000         $   (389,000)         $    153,000
                           ===================  ===================  ===================

Item 7(a)(iv)
-------------

                  Rancho Margate Manufactured Home Community
                  ------------------------------------------
                Estimated Proforma Statement of Cash Available
                       For The Year Ended June 30, 1995
                                  (unaudited)

Proforma Taxable Net Operating Income                         $     153,000

Add: Depreciation                                                    75,000
                                                             ----------------

Proforma Cash Available                                         $   228,000
                                                             ================

           See accompanying notes to proforma financial statements.

                   Rancho Margate Manufactured Home Community
                   ------------------------------------------
                    Notes To Estimated Proforma Statement Of
                   Taxable Net Operating Income And Estimated
                      Proforma Statement Of Cash Available
                                  (unaudited)

Note 1.  Basis Of Presentation:
         ----------------------

The preceding proforma financial statements for the year ended June 30, 1995 are based on the audited Historical Summary of Gross Income and Direct Operating Expenses of Rancho Margate manufactured home community for the year ended December 31, 1994. They contain certain proforma adjustments made to reflect changes in operations in existence at the date of acquisition which will be reflected in the property's first year of operations.

Note 2.  Proforma Adjustments:
         ---------------------

(a)  Rental Revenue
     --------------
     This adjustment increases the historical rental revenues to the proforma amount which is based on occupancy levels and rental rates on the date of acquisition.

(b)  Management Fees
     ---------------
     This adjustment increases management fees to 5% of estimated gross revenues.

(c)  Interest
     --------

     This adjustment reflects interest expense incurred on the loan obtained to acquire the property as well as the amortization of loan costs incurred to obtain the loan. The interest rate is assumed to be 9.1%, the rate guaranteed by the seller for the three year period subsequent to the purchase.

(d)  Depreciation
     ------------

     The computation of depreciation is based on the cost of the property including estimated acquisition expenses and subsequent capital improvement projects. The allocation of the cost of the property to the various asset categories is estimated based on the appraised value. Depreciation has been computed on a straight-line basis over the estimated useful lives of the asset.

                              Depreciable
                                 Life            Cost        Depreciation
                            --------------  --------------  --------------
Land                                         $  5,096,200
Buildings and improvements        20 yrs.       1,446,400     $    73,000
Furniture and equipment            7 yrs.          16,000           2,000
                                            --------------  --------------
                                             $  6,558,600     $    75,000
                                            ==============  ==============

The costs above include $25,000 of anticipated property improvements.

Note 3.  Partnership Income and Expenses:
         --------------------------------

The proforma statements of taxable net operating income and of cash available do not include any income, cost or expense pertaining to the operation of the Partnership.

Item 7 (a)(v)
-------------



                    WINTER HAVEN MANUFACTURED HOME COMMUNITY
                    ----------------------------------------
                       HISTORICAL SUMMARY OF GROSS INCOME
                         AND DIRECT OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                        AND INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT


The Partners
Windsor Park Properties 5
Escondido, California


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (the Historical Summary) of Winter Haven Manufactured Home Community (the Community) for the year ended December 31, 1994. This Historical Summary is the responsibility of the Community's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Windsor Park Properties 5) as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Community's revenues and expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the gross income and direct operating expenses described in Note 1 to the Historical Summary of Gross Income and Direct Operating Expenses of Winter Haven Manufactured Home Community for the year ended December 31, 1994 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Costa Mesa, California
October 2, 1995

                    Winter Haven Manufactured Home Community
                    ----------------------------------------
        Historical Summary Of Gross Income And Direct Operating Expenses
                      For The Year Ended December 31, 1994

Gross Income:
-------------
  Rental                                                    $    532,000
  Other                                                            3,000
                                                            -------------

  Total gross income                                             535,000
                                                            -------------

Direct Operating Expenses:
--------------------------
  Utilities                                                       55,000
  Wages                                                           57,000
  Property taxes                                                  35,000
  Repairs and maintenance                                         21,000
  Insurance                                                       16,000
  Management fees                                                 27,000
  Other                                                           68,000
                                                            -------------

  Total direct operating expenses                                279,000
                                                            -------------


Net Operating Income                                        $    256,000
                                                            =============

See accompanying note to historical summary of gross income and direct operating expenses.

                    Winter Haven Manufactured Home Community
                    ----------------------------------------
                   Note to Historical Summary Of Gross Income
                         And Direct Operating Expenses
                      For The Year Ended December 31, 1994

Note 1.  Basis of Presentation
         ---------------------

The accompanying historical summary of gross income and direct operating expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Windsor Park Properties 5). Net operating income is computed as gross income from mobile home operations, less direct operating expenses from mobile home operations, excluding items not comparable to the proposed future operations of the property including depreciation, amortization, interest and non-property administrative expenses. Consequently, net operating income as presented is not intended to be a complete presentation of Winter Haven Manufactured Home Community's revenues and expenses.

Item 7(a)(vi)
-------------


                    Winter Haven Manufactured Home Community
                    ----------------------------------------
        Historical Summary Of Gross Income And Direct Operating Expenses
                     For The Six Months Ended June 30, 1995
                                  (unaudited)


Gross Income:
-------------
  Rental                                                    $    276,000
  Other                                                           13,000
                                                            -------------

  Total gross income                                             289,000
                                                            -------------

Direct Operating Expenses:
--------------------------
  Utilities                                                       30,000
  Wages                                                           32,000
  Property taxes                                                  17,000
  Repairs and maintenance                                         20,000
  Insurance                                                        6,000
  Management fees                                                 14,000
  Other                                                           23,000
                                                            -------------

  Total direct operating expenses                                142,000
                                                            -------------


Net Operating Income                                        $    147,000
                                                            =============

See accompanying note to historical summary of gross income and direct operating expenses.

                    Winter Haven Manufactured Home Community
                    ----------------------------------------
                   Note to Historical Summary Of Gross Income
                         And Direct Operating Expenses
                     For The Six Months Ended June 30, 1995
                                  (unaudited)

Note 1.  Basis of Presentation
         ---------------------

The accompanying historical summary of gross income and direct operating expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Windsor Park Properties 5). Net operating income is computed as gross income from mobile home operations, less direct operating expenses from mobile home operations, excluding items not comparable to the proposed future operations of the property including depreciation, amortization, interest and non-property administrative expenses. Consequently, net operating income as presented is not intended to be a complete presentation of Winter Haven Manufactured Home Community's revenues and expenses.

Item 7(a)(vii)
--------------

                   Winter Haven Manufactured Home Community
                   ----------------------------------------
                         Estimated Proforma Statement
                    Of Taxable Net Operating Income (Loss)
                       For The Year Ended June 30, 1995

                                Year Ended             Proforma              Year Ended
                             December 31, 1994        Adjustments          June 30, 1995
                           --------------------  --------------------  --------------------
                                                      (unaudited)           (unaudited)
Revenues:
---------
 Rental                        $    532,000          $     23,000           $    555,000
 Other                                3,000                                        3,000
                           --------------------  --------------------  --------------------

                                    535,000                23,000                558,000
                           -------------------  --------------------  --------------------

Expenses:
---------
 Utilities                           55,000                                       55,000
 Wages                               57,000                                       57,000
 Property taxes                      35,000                                       35,000
 Repairs and maintenance             21,000                                       21,000
 Insurance                           16,000                                       16,000
 Management fees                     27,000                 1,000                 28,000
 Other                               68,000                                       68,000
 Interest                                                 150,000                150,000
 Depreciation                                             155,000                155,000
                           -------------------  --------------------  --------------------

                                    279,000               306,000                585,000
                           -------------------  --------------------  --------------------
Taxable net operating
  income (loss)                $    256,000          $   (283,000)          $    (27,000)
                           ===================  ====================  ====================



Item 7(a)(viii)
---------------

                   Winter Haven Manufactured Home Community
                   ----------------------------------------
                Estimated Proforma Statement of Cash Available
                       For The Year Ended June 30, 1995
                                  (unaudited)

Proforma Taxable Net Operating Income (Loss)                              $    (27,000)
Add: Depreciation                                                              155,000
                                                                      --------------------

Proforma Cash Available                                                   $    128,000
                                                                      ====================

           See accompanying notes to proforma financial statements.

                    Winter Haven Manufactured Home Community
                    ----------------------------------------
                    Notes To Estimated Proforma Statement Of
                   Taxable Net Operating Income And Estimated
                      Proforma Statement Of Cash Available
                                  (unaudited)

Note 1.  Basis Of Presentation:
         ----------------------

The preceding proforma financial statements for the year ended June 30, 1995 are based on the audited Historical Summary of Gross Income and Direct Operating
Expenses of Winter Haven   manufactured home community for the year ended
December 31, 1994. They contain certain proforma adjustments made to reflect changes in operations in existence at the date of acquisition which will be reflected in the property's first year of operations.

Note 2.  Proforma Adjustments:
         ---------------------

(a)  Rental Revenue
     --------------
     This adjustment increases the historical rental revenues to the proforma amount which is based on occupancy levels and rental rates on the date of acquisition.

(b)  Management Fees
     ---------------
     This adjustment increases management fees to 5% of estimated gross revenues.

(c)  Interest
     --------

     This adjustment reflects interest expense incurred on the loan obtained to acquire the property as well as the amortization of loan costs incurred to obtain the loan. The interest rate is assumed to be 9.1%, the rate guaranteed by the seller for the three year period subsequent to the purchase.

(d)  Depreciation
     ------------

     The computation of depreciation is based on the cost of the property including estimated acquisition expenses and subsequent capital improvement projects. The allocation of the cost of the property to the various asset categories is estimated based on the appraised value. Depreciation has been computed on a straight-line basis over the estimated useful lives of the asset.

                                  Depreciable
                                     Life                 Cost              Depreciation
                            --------------------  --------------------  --------------------
Land                                                  $    517,500
Buildings and improvements          20 yrs.              3,054,100          $    153,000
Furniture and equipment              7 yrs.                 17,500                 2,000
                                                  --------------------  --------------------
                                                      $  3,589,100          $    155,000
                                                  ====================  ====================

The costs above include $20,000 of anticipated property improvements.

Note 3.  Partnership Income and Expenses:
         --------------------------------

The proforma statements of taxable net operating income and of cash available do not include any income, cost or expense pertaining to the operation of the Partnership.

Item 7(b)(i) - Proforma Financial Information
---------------------------------------------

The following unaudited proforma balance sheet presents the financial position of Windsor Park Properties 5 (the Partnership) on June 30, 1995, assuming that the purchases of the interests in the Rancho Margate and Winter Haven manufactured home communities (accounted for as joint ventures), which occurred on September 20, 1995 and October 11, 1995, respectively, occurred on that date.

The interests in Rancho Margate and Winter Haven were purchased with funds received from the refinancing of existing Partnership and joint venture properties and borrowings from a third party lender. Therefore, the following unaudited proforma balance sheet has been prepared assuming the refinancing of the Partnership and joint venture properties occurred on June 30, 1995 and that the acquisitions Rancho Margate and Winter Haven were accounted for as investments using the equity method of accounting.

This statement should be read in conjunction with the other proforma financial statements and notes thereto and the discussion of the properties contained in
Item 2 included elsewhere in this Form 8-K/A.


                          Windsor Park Properties 5
                          -------------------------
                            Proforma Balance Sheet
                                June 30, 1995
                                 (unaudited)

                                                        Proforma         Proforma
                                    June 30, 1995      Adjustments     June 30, 1995
                                  ----------------  ----------------  ----------------
ASSETS
------
Property held for
 investment                         $  2,872,200      $                 $  2,872,200
Investments in joint
 ventures                              1,577,500           619,900         2,197,400
Cash                                     113,900           438,000           551,900
Other assets                             128,000            39,100           167,100
                                  ----------------  ----------------  ----------------

                                    $  4,691,600      $  1,097,000      $  5,788,600
                                  ================  ================  ================

LIABILITIES AND
---------------
PARTNERS' EQUITY
----------------
Accounts payable and
 other liabilities                  $     69,600      $                 $     69,600
Note payable                                             1,097,000         1,097,000
Partners' equity                        4,622,000                          4,622,000
                                  ----------------  ----------------  ----------------

                                    $   4,691,600     $  1,097,000      $  5,788,600
                                  ================  ================  ================

           See accompanying notes to proforma balance sheet.

                           Windsor Park Properties 5
                           -------------------------
                        Notes To Proforma Balance Sheet
                                 June 30, 1995
                                  (unaudited)

Note 1.   Basis Of Presentation
          ---------------------

The unaudited proforma balance sheet of Windsor Park Properties 5 (the Partnership) presents the financial position of the Partnership at June 30, 1995 assuming that the purchases of the interests in the Rancho Margate and Winter Haven manufactured home communities (accounted for as joint ventures), which occurred on September 20, 1995 and October 11, 1995, respectively, occurred on that date.

The interests in Rancho Margate and Winter Haven were purchased with funds received from the refinancing of existing Partnership and joint venture properties and borrowings from a third party lender. Therefore, the following unaudited proforma balance sheet has been prepared assuming the refinancing of the Partnership and joint venture properties occurred on June 30, 1995 and that the acquisitions of Rancho Margate and Winter Haven were accounted for as investments using the equity method of accounting.

Note 2.   Proforma Adjustments
          --------------------

(a)  Investments in Joint Ventures
     -----------------------------
     This adjustment reflects the Partnership's cost of its interests in Rancho Margate and Winter Haven ($2,626,700), less its interest in the net proceeds from the new loans on the properties ($1,374,400), less proceeds received from the refinancing of an existing joint venture property ($632,400).

(b)  Cash
     ----
     This adjustment reflects the assumed net effect of the proceeds received from the refinancing of an existing Partnership and joint venture properties offset by the funds required to purchase the interests in the Rancho Margate and Winter Haven properties.

(c)  Other Assets
     ------------
     This adjustment represents mainly loan costs incurred to obtain the loan on the existing Partnership properties, offset by a $50,000 property deposit outstanding at June 30, 1995.

(d)  Notes Payable
     -------------
     This adjustment represents the note obtained in connection with the refinancing of existing Partnership properties.

Item 7(b)(ii) - Proforma Financial Information
----------------------------------------------

The following unaudited proforma statement of operations for the year ended December 31, 1994 combines the historical results of operations of the Partnership and the Rancho Margate and Winter Haven manufactured home communities for the year ended December 31, 1994, with the estimated proforma results of the Rancho Margate and Winter Haven manufactured home communities (collectively the Acquisition Properties) assuming they were purchased on January 1, 1994. The Rancho Margate and Winter Haven communities were purchased on September 20, 1995 and October 11, 1995, respectively.

The interests in the Acquisition Properties were purchased with funds received from the refinancing of existing Partnership and joint venture properties and borrowings from a third party lender. Therefore, the unaudited proforma statement of operations has been prepared based on the assumptions that the refinancing of the existing Partnership and joint venture properties occurred on January 1, 1994, that additional interest expense was incurred in order for the Partnership to purchase the Acquisition Properties, and that the acquisitions of Rancho Margate and Winter Haven were accounted for as investments using the equity method of accounting.

This statement should be read in conjunction with the other proforma financial statements and notes thereto and the discussion of the properties contained in
Item 2 included elsewhere in this Form 8-K/A.

                           Windsor Park Properties 5
                           -------------------------
                       Proforma Statement of Operations
                     For the Year Ended December 31, 1994
                                  (unaudited)

                                             Year Ended
                                         December 31, 1994
                                    ----------------------------
                                                                                    Proforma
                                                                                  Year Ended
                                         The        Acquisition     Proforma       December
                                     Partnership    Properties     Adjustments     31, 1994
                                    -------------  -------------  -------------  -------------
Revenues
--------
 Rent and utilities                 $    422,200   $  1,464,000   $ (1,464,000)  $    422,200
 Equity in earnings
  (losses) of joint ventures              14,000                       (30,900)       (16,900)

 Interest                                 17,500                                       17,500
 Other                                    17,400         60,000        (60,000)        17,400
                                    -------------  -------------  -------------  -------------

                                         471,100      1,524,000     (1,554,900)       440,200
                                    -------------  -------------  -------------  -------------
Expenses
--------
 Property operating                      230,200        726,000       (726,000)       230,200
 General and
  administrative                         122,500                                      122,500

 Depreciation and
  amortization                           103,500        236,700       (236,700)       103,500
 Interest                                                              106,600        106,600
                                    -------------  -------------  -------------  -------------

                                         456,200        962,700       (856,100)       562,800
                                    -------------  -------------  -------------  -------------

Net Income (Loss)                   $     14,900   $    561,300   $   (698,800)  $   (122,600)
                                    =============  =============  =============  =============


           See accompanying notes to proforma statement of operations.

                           Windsor Park Properties 5
                           -------------------------
                   Notes To Proforma Statement Of Operations
                      For The Year Ended December 31, 1994
                                  (unaudited)

Note 1.   Basis Of Presentation
          ---------------------

The unaudited proforma statement of operations for the year ended December 31, 1994 combines the historical results of operations of the Partnership and the Rancho Margate and Winter Haven manufactured home communities for the year ended December 31, 1994, with the estimated proforma results of the Rancho Margate and Village Glen manufactured home communities (collectively the Acquisition Properties) assuming they were purchased on January 1, 1994. The Rancho Margate and Winter Haven communities were purchased on September 20, 1995 and October 11, 1995, respectively.

The interests in the Acquisition Properties were purchased with funds received from the refinancing of existing Partnership and joint venture properties and borrowings from a third party lender. Therefore, the unaudited proforma statement of operations has been prepared based on the assumptions that the refinancing of the existing Partnership and joint venture properties occurred on January 1, 1994, that additional interest expense was incurred in order for the Partnership to purchase Acquisition Properties, and that the acquisitions of Rancho Margate and Winter Haven are accounted for as investments using the equity method of accounting.

Note 2.   Proforma Adjustments
          --------------------

The Partnership's interests in the Rancho Margate and Winter Haven manufactured home communities are accounted for as an investments using the equity method of accounting. Accordingly, all historical revenue and expense components are eliminated through proforma adjustments and the Partnership's interest in the net incomes of Rancho Margate and Winter Haven is reflected as a component in the proforma adjustment to "Equity in earnings of joint ventures."

Other proforma adjustments are discussed below.

(a)  Rent and Utilities
     ------------------
     This adjustment reflects the elimination of Rancho Margate and Winter Haven historical rent and utilities revenues (due to equity method accounting).

(b)  Equity in Earnings of Joint Ventures
     ------------------------------------
     This adjustment reflects the Partnership's interest in the net incomes of the Rancho Margate and Winter Haven manufactured home communities ($31,000), less the Partnership's share of additional interest expense incurred by an existing joint venture property ($61,900).

     The net incomes of Rancho Margate and Winter Haven include adjustments to rental revenues, management fees, interest expense and depreciation, based on facts and circumstances in existence on the dates of acquisition.

(c)  Property Operating
     ------------------
     This adjustment reflects the elimination of Rancho Margate and Winter Haven historical property operating expenses (due to equity method accounting).

                           Windsor Park Properties 5
                           -------------------------
                   Notes To Proforma Statement Of Operations
                      For The Year Ended December 31, 1994
                                  (unaudited)

Note 2.  Proforma Adjustments (continued)
         --------------------

(d)  Depreciation and Amortization
     -----------------------------
     This adjustment reflects the elimination of Rancho Margate and Winter Haven historical depreciation expense (due to equity method accounting).

(e)  Interest Expense
     ----------------
     This adjustment reflects interest expense incurred on the loan obtained from the refinancing of existing Partnership properties, as well as the amortization of loan costs incurred to obtain the loan. Interest rates are assumed to be those in effect on the date of acquisition.

Item 7(b)(iii) - Proforma Financial Information
-----------------------------------------------

The following unaudited proforma statement of operations for the six months ended June 30, 1995 combines the historical results of operations of the Partnership and the Rancho Margate and Winter Haven manufactured home communities for the six months ended June 30, 1995, with the estimated proforma results of the Rancho Margate and Winter Haven manufactured home communities (collectively the Acquisition Properties) assuming they were purchased on January 1, 1995. The Rancho Margate and Winter Haven communities were purchased on September 20, 1995 and October 11, 1995, respectively.

The interests in the Acquisition Properties were purchased with funds received from the refinancing of existing Partnership and joint venture properties and borrowings from a third party lender. Therefore, the unaudited proforma statement of operations has been prepared based on the assumptions that the refinancing of the existing Partnership and joint venture properties occurred on January 1, 1995, that additional interest expense was incurred in order for the Partnership to purchase the Acquisition Properties, and that the acquisitions of the Rancho Margate and Winter Haven were accounted for as investments using the equity method of accounting.

This statement should be read in conjunction with the other proforma financial statements and notes thereto and the discussion of the properties contained in
Item 2 included elsewhere in this Form 8-K/A.

                           Windsor Park Properties 5
                           -------------------------
                       Proforma Statement of Operations
                    For the Six Months Ended June 30, 1995
                                  (unaudited)

                                          Six Months Ended
                                            June 30, 1995
                                    ----------------------------
                                                                                   Proforma
                                                                                  Six Months
                                                                                     Ended
                                         The        Acquisition     Proforma        June 30,
                                     Partnership    Properties     Adjustments        1995
                                    -------------  -------------  -------------  -------------
Revenues
--------
 Rent and utilities                 $    212,400   $    761,000   $   (761,000)  $    212,400
 Equity in earnings of joint
  ventures                                29,200                       (15,500)        13,700
 Interest                                 10,400                                       10,400
 Other                                     5,400         43,000        (43,000)         5,400
                                    -------------  -------------  -------------  -------------

                                         257,400        804,000       (819,500)       241,900
                                    -------------  -------------  -------------  -------------

Expenses
--------
 Property operating                      106,400        372,000       (372,000)       106,400
 General and administrative               43,900                                       43,900
 Depreciation and amortization            51,700        118,300       (118,300)        51,700
 Interest                                                               53,300         53,300
                                    -------------  -------------  -------------  -------------

                                         202,000        490,300       (437,000)       255,300
                                    -------------  -------------  -------------  -------------

Net Income (Loss)                   $     55,400   $    313,700   $   (382,500)  $    (13,400)
                                    =============  =============  =============  =============

         See accompanying notes to proforma statement of operations.

                           Windsor Park Properties 5
                           -------------------------
                   Notes To Proforma Statement Of Operations
                     For The Six Months Ended June 30, 1995
                                  (unaudited)

Note 1.   Basis Of Presentation
          ---------------------

The unaudited proforma statement of operations for the six months ended June 30, 1995 combines the historical results of operations of the Partnership and the Rancho Margate and Winter Haven manufactured home communities for the six months ended June 30, 1995, with the estimated proforma results of the Rancho Margate and Winter Haven manufactured home communities (collectively the Acquisition Properties) assuming they were purchased on January 1, 1995. The Rancho Margate and Winter Haven communities were purchased on September 20, 1995 and October 11, 1995, respectively.

The interests in the Acquisition Properties were purchased with funds received from the refinancing of existing Partnership and joint venture properties and borrowings from a third party lender. Therefore, the unaudited proforma statement of operations has been prepared based on the assumptions that the refinancing of the existing Partnership and joint venture properties occurred on January 1, 1995, that additional interest expense was incurred in order for the Partnership to purchase the Acquisition Properties, and that the acquisitions of Rancho Margate and Winter Haven were accounted for as investments using the equity method of accounting.

Note 2.   Proforma Adjustments
          --------------------

The Partnership's interests in the Rancho Margate and Winter Haven manufactured home communities are accounted for as investments using the equity method of accounting. Accordingly, all historical revenue and expense components are eliminated through proforma adjustments and the Partnership's interest in the net incomes of Rancho Margate and Winter Haven is reflected as a component in the proforma adjustment to "Equity in earnings of joint ventures."

Other proforma adjustments are discussed below.

(a)  Rent and Utilities
     ------------------
     This adjustment reflects the elimination of Rancho Margate and Winter Haven historical rent and utilities revenues (due to equity method accounting).

(b)  Equity in Earnings of Joint Ventures
     ------------------------------------
     This adjustment reflects the Partnership's interest in the net incomes of the Rancho Margate and Winter Haven manufactured home communities ($15,400), less the Partnership's share of additional interest expense incurred by an existing joint venture property ($30,900).

     The net incomes of Rancho Margate and Winter Haven include adjustments to rental revenues, management fees, interest expense and depreciation, based on facts and circumstances in existence on the dates of acquisition.

(c)  Property Operating
     ------------------
     This adjustment reflects the elimination of Rancho Margate and Winter Haven historical property operating expenses (due to equity method accounting).

                           Windsor Park Properties 5
                           -------------------------
                   Notes To Proforma Statement Of Operations
                     For The Six Months Ended June 30, 1995
                                  (unaudited)

Note 2.   Proforma Adjustments (continued)
          --------------------

(d)  Depreciation and Amortization
     -----------------------------
     This adjustment reflects the elimination of Rancho Margate and Winter Haven historical depreciation expense (due to equity method accounting).

(e)  Interest Expense
     ----------------
     This adjustment reflects interest expense incurred on the loan obtained from the refinancing of existing Partnership properties, as well as the amortization of loan costs incurred to obtain the loan. Interest rates are assumed to be those in effect on the date of acquisition.

                         PURCHASE AND SALE AGREEMENT
                   FOR WINTER HAVEN ESTATES MOBILE HOME PARK

   Date For Reference Purposes: June 30, 1995

   University - Winter Haven Associates, Ltd., a California Limited Partnership (the "Seller"), agrees to sell to The Windsor Corporation, a California corporation, and/or assignee (the "Buyer"), and Buyer agrees to purchase from Seller, the real property, and all personal property related to the operations of

                     WINTER HAVEN ESTATES MOBILE HOME PARK

containing 238 mobile home lots, 50 Charlotte Drive, Winter Haven, Florida (the "Property"), under the terms and conditions of this agreement (the "Agreement").

I.    PURCHASE PRICE
      --------------
      A.    AMOUNT - The purchase price for said Property shall be  Three
            ------
Million Four Hundred Thousand Dollars ($3,400,000) for the Property payable by Buyer to Seller as follows:
      B.    TERMS OF PAYMENT
            ----------------
            1. Deposit: Buyer shall deposit the sum of FIFTY THOUSAND DOLLARS ($50,000) into an escrow account with David S. Bernstein, Esq. of Gaynor, Decker, Young, P.A., 150 Second Avenue North, Seventeenth Floor, St. Petersburg, Florida 33701, as agent for Lawyers Title Insurance Corporation (the "Escrow Holder" and "Title Agent"), upon Seller's acceptance of this Agreement. This deposit shall be liquidated damages in the event of default by Buyer.
            2. Existing Financing: There is approximately One Million Six Hundred Forty Thousand Dollars ($1,640,000) of existing financing on the Property that will be assumed by Buyer. Buyer shall be responsible for the assumption fee and any other fees associated with the Existing Financing and such fees shall not be credited towards the Purchase Price.
            Balance: Buyer will pay the balance of funds owed to Seller in cash at the Closing.
            Buyer acknowledges that except for the Property and all personal property related to the operations of the Property, Seller shall be entitled to retain all other assets owned by Seller including, without limitation, any bonds held by Seller acquired in connection with the Existing Financing.
            3. Interest Rate Reserve Account: At Closing, Seller will leave $20,000 in an interest bearing escrow account, as identified in Exhibit A ("Interest Rate Reserve"), as a reserve for interest rate increases associated with the Existing Financing Buyer will assume at Closing.

II.  TIME OF CLOSING - This transaction shall close (the "Closing") by the later
     ---------------
of September 1, 1995; or, if this Agreement or the convenience of the parties reasonably demands, the Closing may be changed to a time and place as can be mutually agreed upon in writing between the parties.

III.  CONDITIONS OF CLOSING - The Closing and the Buyer's obligation to purchase
      ---------------------
the Property pursuant to this Agreement are specifically contingent upon Buyer's approval of the following conditions on or prior to the date set forth below.
If Buyer determines any condition is not acceptable, in its sole and subjective opinion, Buyer may cancel this Agreement and all payments made by Buyer shall be refunded; or Buyer may request Seller to remedy the unsatisfactory conditions, if Seller cannot or refuses to remedy the unsatisfactory conditions to Buyer's satisfaction, Buyer's sole right shall be to cancel this Agreement and all payments made by Buyer shall be refunded.
      A.    SELLER TO DELIVER to Buyer by July 10, 1995, for Buyer's inspection
            -----------------
and approval and Buyer will acknowledge receipt of each item within forty-eight
(48) hours of receipt, Buyer shall provide Escrow Holder and Seller with written approval of each of the items within thirty (30) days after Buyer's receipt. If Seller has not provided any of the items indicated below by July 10, 1995, then Buyer will elect to either waive the requirement for delivery of the item, or reject the terms of this agreement. Absence of Buyer's written waiver of delivery or rejection of the terms of this agreement will be deemed rejection and neither Buyer nor Seller shall be obligated to proceed with the Purchase and Sale provided for by this Agreement and Buyer's $50,000 deposit will be refunded:
          1. a current rent roll listing for each mobile home lot: the amount of lot rent presently being collected by Seller, the date such rent has been paid through, the amount of deposits retained by Seller, delinquency status, repossessions, abandoned homes, and any rent concession granted to any tenant;
          2. sample copies of resident's applications and leases stating all economic terms and any material changes;
          3.   a list of the personal property included in the sale;
          4. books, records, income/expense statements and utility billings for the last three complete fiscal years and for the current fiscal year, including the month immediately preceding execution of this Agreement;
          5. a statement of occupancy for the previous five calendar years, including the average vacancy rate for each of the past three years;
          6. a copy of the real property tax statement for the Property for 1992, 1993, 1994 and 1995 if received;
          7. a copy of any notices of violations from government authorities received in the past Twenty-four (24) months;
          8.   copies of licenses, permits and certificates related to the
Property;
          9. inspections and/or engineering reports or analysis regarding the private water and sewer system if applicable;
          10.  copies of all maintenance, service, or other agreements affecting the Property;
          12.  schedule of insurance covering the Property;
          13.  documentation for loans encumbering the Property;
          14. sample copy of the last 5 years rental increase notices that are provided to residents;
          15. copies of any reports in excess of $1,000 filed in conjunction with termite, health plumbing, gas or electrical inspections conducted in the last two years;
          16. a list of any mobile home residents who have provided an intention to vacate notice to management;
          17. a list describing the prospectus delivered to the home owner at the time each home was originally moved into the Property;
          18. a complete copy of each of the prospectuses described in the preceding list;
          19. the last 24 months sewer, water, trash, cable, gas and electric utility bills, (by month);
          20. a copy of any amendments to the prospectuses or other notices delivered to the homeowners related to Florida's Chapter 723;
          21. correspondence related to the Property to or from the Department of Business Regulation, the Home Owner's Association or Home Owner's Committees.
          22.  a list of those homes that moved into the Property after July
1, 1986;
          23. summary of present employee payroll including benefits provided (rent, insurance, utilities, etc.);
          24. a copy of the information required to be filed with the Department of Business Regulation by the DBR's Rule 7D-30.002 (4)(b).
          25.  copies of repair and maintenance bills over $500 for the last
24 months.
      B.  BUYER WILL INSPECT and approve the following, and Buyer shall
          ------------------
provide Escrow Holder with written approval of each of the following items by August 10, 1995:
          1. Buyer is granted the right to enter the Property and conduct physical inspections of the premises and of all improvements, structures, mechanical equipment, appliances, and personal property located on the Property without alerting homeowners to the pending sale. Entry shall be at

Buyer's own risk and Buyer shall indemnify, defend and hold harmless Seller against all loss, liability and expense, including attorney's fees occasioned thereby and Buyer shall restore the Property to its condition previously existing at Buyer's sole expense;
            2. HUD's flood insurance rate map to verify "Zone C" status of the Property.
            3. Seller to provide a Title Commitment (up to a maximum cost to Seller of $250) by July 14, 1995 from Gaynor, Decker, Young, P.A., as authorized agent for Lawyer's Title Insurance Corporation, 150 Second Avenue North, Seventeenth Floor, St. Petersburg, Florida 33733, Attention David S. Bernstein, Esq. Telephone 813-895-1971, FAX 813-823-8979. (the "Title Insurer");
      C.    FORMAL APPROVAL - Buyer shall indicate to Seller and to Escrow
            ---------------
Holder, in writing, on or before August 10, 1995 if it approves the purchase of the Property under the terms and conditions of this Agreement (the "Formal Approval"), or rejects the terms of this Agreement based upon the contingencies stated in paragraph III.A. or III.B. Absence of Buyer's Formal Approval by August 10, 1995 shall be deemed rejection, neither Seller nor Buyer shall be obligated to proceed with the purchase and sale provided for by this Agreement and Buyer's $100,000 deposit will be refunded.
      D.    BUYER'S REPRESENTATIONS - Except as otherwise stated in writing and
            -----------------------
so long as Seller's representations are true and correct and neither omit nor misstate material facts, Buyer is purchasing the Property in its existing condition. The parties acknowledge that no verbal representations or assurances concerning the Property may be relied upon.
      E.    SELLER'S REPRESENTATIONS - As an inducement for Buyer to complete
            ------------------------
the purchase of the Property under the terms of this Agreement, Seller hereby makes the following warranties and representations to Buyer; each is material and reasonably relied upon by Buyer, and each is accurate and complete and neither omits nor misstates any material fact, as of the date of this Agreement and the date of Closing. Buyer hereby expressly acknowledges that, except as set forth herein, no representations, warranties or covenants have been made, and Buyer agrees to take the Property "As Is", subject to said representations, warranties, and covenants contained herein. These warranties and representations shall survive the Closing and delivery of the deed and shall remain in effect for one year from the Closing:
            1. to Seller's actual knowledge the documents provided to Buyer regarding the Property are accurate and complete and neither omit nor misstate any material fact needed to make the document not misleading.
            2. to Seller's actual knowledge no entity has a legal or equitable interest in six or more of the mobile homes located on the Property;
            3. to Seller's actual knowledge the Seller has not received any notice the Property does not comply with applicable CC&R's and Federal, state, county, and local laws, codes, requirements and regulations;
            4. to Seller's actual knowledge, having diligently inquired of current employees, there are no threatened or pending violations, orders, administrative proceedings, rulings or other findings of any governmental agency that may materially and adversely affect the Property or require any repair, maintenance, improvement or alteration in excess of $1,000, except those repairs Seller has agreed to complete (see Exhibit B "Repairs to be Completed by Seller") to be performed to the Property, that would affect the Property and not other similar properties. For purposes of this section, the Seller is not obligated to inquire outside its current employees.
            5. The Property contains 238 rentable mobile home lots and the minimum monthly gross rental income collected shall be no less than Forty Six Thousand Three Hundred Fifteen Dollars ($46,315) as evidenced by certified July 1995 rent roll and certified deposit pages and certified bank deposit slip;
            6. except as set forth on the July 1995 rent roll, no tenant has been granted any rent concession, no rents are prepaid for more than one (1) month in advance and to Seller's actual knowledge all installation, and alteration work Seller may be obligated to perform has been performed;
            7. Buyer will receive and Seller owns the personal property to be transferred to Buyer free and clear of any liens;
            8. to the best of Seller's actual knowledge there are no known material conditions or defects, latent or otherwise, which may adversely affect the personal property, buildings, equipment or improvements;
            9. to Seller's actual knowledge the personal property is in operational condition;
            10. government taxes and fees related to the Property or to the operations of the Property, due and payable prior to the close of escrow, will be paid by Seller and prorated at the close of escrow;
            11. to Seller's actual knowledge there are no threatened or any pending claims or law suits which may affect the Property;
            12. Seller shall indemnify Buyer against any liability resulting from death or injury to persons during Seller's ownership of the Property and Buyer shall provide Seller with such indemnification for all such occurrences after Closing;
            13. the maintenance, service contracts, and other such agreements with third parties related to the Property may be canceled with sixty (60) days notice to any such supplier;
            14. to Seller's actual knowledge, during Seller's ownership of the Property no storage tanks nor hazardous substance subject to Federal, state or local hazardous substance regulation have been located on the Property in violation of law;
            15. To Seller's actual knowledge applicable zoning ordinances and land use restrictions permit Buyer to operate the Property as a mobile home park with the existing sites and with all existing setbacks, parking areas, green spaces, recreational areas and other amenities;
            16. Seller will disclose all known Florida Statutes, Section 723 violations;
            17. All mobile home leases related to the Property entered into by the Seller after executing this Agreement will be on Seller's standard lease, at market rate with a term not to exceed one year.
            18. Seller will maintain the property in good repair and continue with adequate casualty and liability insurance coverage on property until close of escrow.
            19. The Property is serviced by a private wastewater collection and treatment system and a private potable water well, treatment and distribution system located on the Property, each which is properly permitted to serve and is, in fact, currently serving the Property, including, without limitation, by way of capacity to serve all existing sites located thereon in compliance with all governmental regulations pertaining thereto. All other utilities necessary for the use and enjoyment of the Property, including without limitation, storm sewer, electric, telephone and cable television services are available at the boundary of the Property and such utility services are presently being provided to the Property and the existing sites by publicly or privately owned utility companies unrelated to Seller or its affiliates.
            20. Seller has received no notice, and is unaware of any requirement, of the need to disconnect the private wastewater collection and treatment system and/or the private potable water well, treatment and distribution system located on the Property and to convert either or both of those systems to public or other private utility systems.

      IV.   PROFESSIONALS' REVIEW - inspection and verification of Buyer's due
            ---------------------
diligence work will occur and Buyer shall provide Seller and Escrow Holder with written approval of these professionals' findings within 30 days of Formal Approval. Seller agrees to fully cooperate with these professionals:

            1. Deloitte, Touche ("Auditor") will conduct an audit of the financial records of the operations of the Property for the current year and the most recent complete year. Seller agrees to execute Auditor's necessary representations letter;
            2. Structural and mechanical engineers and inspectors;
            3. Buyer's property managers shall be permitted to come into the park and talk with homeowners while accompanied by a Seller's representative and, upon prior notification to Seller, with the Homeowners' Association.
            4. ALTA/ACSM Survey requirements and compliance with zoning and other governmental regulations affecting the Property;

            5. Environmental Audit. A copy of this report is to be provided to the Seller;
            6.  MAI Appraisal.
            7.  Termite inspection and Report.
         Buyer's obligations under this Agreement are contingent upon Buyer's approval of this Professionals' Review. Any disapproval by Buyer of these
Section IV. contingencies shall be based upon material issues and Seller shall have a right, but not the obligation, to cure such issues within fifteen (15) days of Buyer's notice to Seller, Buyer will provide Seller with Professionals' reports upon which disapprovals are based. Absence of Buyer's approval within the specified time period shall be deemed rejection, neither Seller nor Buyer shall be obligated to proceed with the purchase and sale provided for by this agreement and Buyer's $100,000 deposit will be refunded.

V.  TITLE INSURANCE
    ---------------
      A. On or before July 14, 1995, Seller shall cause to be procured and delivered for Buyer's review and approval (as hereinafter provided) a preliminary owner's title binder for a title insurance policy to be issued by a title insurance underwriter acceptable to Buyer, together with hard copies of all documents referred to therein. The binder and policy to be issued pursuant thereto shall be paid for by Seller and shall be in an amount equal to the amount of the Purchase Price. The binder and policy shall be in a current ALTA standard form "B", except that there shall be no Schedule B - Section 2 exceptions to title permitted except for those identified on Exhibit "B" (the "Permitted Exceptions"). The policy shall insure marketable title. The title binder shall be delivered to Buyer's attorney, and a copy thereof shall be delivered to Seller's attorney. Buyer's attorney shall have five (5) days after receipt of the title binder and hard copies of all exception documents referred to in Schedule B -Section 2 thereof and the survey called for in paragraph VI. hereof to give written notice to Seller or Seller's attorney of any objections by Buyer to the state of title (including any matters shown on the survey which are unacceptable to Buyer such as, without limitation, the location and compliance (i.e. whether or not any terms thereof have been violated) of any easements on the list of Permitted Exceptions). After due notice, Seller shall have a reasonable time, not to exceed thirty (30) days, to cure any valid title defects (and if necessary, the closing shall be delayed for that period) to which Buyer's attorney objects. If Seller fails or refuses to cure any valid title defect as to which due notice is given, Buyer shall have the option to (i) terminate this Agreement, in which case Buyer shall notify Seller that Buyer will not proceed with the purchase, whereupon this Agreement shall terminate and all parties shall be released from any further obligations hereunder, except that Buyer shall be entitled to the prompt return from Escrow Agent of the Earnest Money Deposit, or (ii) proceed under this Agreement and accept title to the Real Property subject to such title defects, without reduction of the purchase Price, in which case the closing shall take place on a date mutually agreed upon by Seller and Buyer which shall be within ten (10) days from the date of such election by Buyer.

      B. Escrow Agent, as the agent for the title insurance company, shall be in a position to issue the title policy upon recording the appropriate documents and insure that Seller has complied with all requirements set forth under Florida Statutes 723.071(1), (2) and (3) to extinguish any right of
      ------- --------
purchase or rescission in favor of any tenants or homeowners association, if any, upon the execution and delivery of the statutory affidavit to be executed by Seller and to insure the Real Property free and clear of all exceptions to title other than the Permitted Exceptions.

VI.  SURVEY - Seller shall deliver to Buyer within five (5) days of Seller's
-----------
execution of this Agreement a copy of Seller's most recent survey of the Property.

VII.  ESCROW AGENT - The sole responsibility of the Escrow Agent shall be to
      ------------
deposit the Earnest Money Deposit in an interest-bearing, insured money market account with a local bank upon execution and delivery of all forms (including a W-9 Form) and documents necessary to do so and to disburse said funds according to the terms of this Agreement. Escrow Agent shall notify the parties hereto of the date of deposit, name of institution and current interest rate within five
(5) days of deposit. In the event of a breach of this Agreement by either Seller or Buyer, or if, in the sole discretion of the Escrow

Agent, some doubt exists as to when, to whom or under what circumstances such Earnest Money Deposit shall be disbursed hereunder, and the parties hereto are unable after ten (10) days' prior written notice thereof from Escrow Agent to agree and direct Escrow Agent, in writing, as to when, to whom or under what circumstances Escrow Agent shall disburse the same, Escrow Agent shall be entitled to interplead said Earnest Money Deposit into the Circuit Court of Broward County, Florida, without further liability or responsibility on its part. Costs, expenses and attorneys' fees incurred by Escrow Agent in connection with any such interpleader may be deducted by Escrow Agent from the amount of the Earnest Money Deposit prior to its deposit into the registry of the Court. In any event, however, all parties agree that Escrow Agent shall have no liability or any further responsibility to any party or person whomsoever for any disbursement of the Earnest Money Deposit made by Escrow Agent in good faith unless such disbursement shall constitute a willful breach of the duties and obligations of Escrow Agent under this Agreement of gross negligence on the part of Escrow Agent. Seller acknowledges that Escrow Agent is the attorney for Buyer and agrees that Escrow Agent may represent Buyer in connection with any dispute arising under this Agreement notwithstanding such service as Escrow Agent under this Agreement. The interest received on the Earnest Money Deposit shall be applied to the account of Buyer at Closing. The Escrow Agent has executed the receipt attached to this Agreement to confirm that the Escrow Agent is holding and will hold and disburse funds paid in respect of the Purchase Price in escrow pursuant to the provisions of this Agreement and as directed by the parties in the Settlement (Closing) Statement.

VIII. CLOSING PROCEDURE
      -----------------
      A.    PLACE OF CLOSING - This transaction shall be closed at the office of
            ----------------
the Escrow Holder.
      B.    EXPENSES OF CLOSING - Costs and expenses shall be paid in cash at or
            -------------------
before the Closing as follows:
            1. Seller shall pay the cost of Owner's standard title policy, special assessments pending at the time of closing, and Doc stamps on the Deed;
            2. Buyer shall pay the difference between cost of owner's standard title policy and an owner's extended title policy, recording fees, environmental and engineer's audit, updated survey, appraisal, and Mortgage Doc Stamps.
            3.  Escrow Holder's charges shall be none ($0);
            4.  Auditor and property inspection costs to be paid by Buyer;
            5. Any pre-paid rents and/or deposits of tenants are to be paid by Seller to Buyer. Buyer will use its best efforts to collect delinquent rents and forward to Seller, for a period of two months after closing. If Buyer is unable to collect any such delinquent rents within said above two month period, Buyer shall assign to Seller all rights to collect such delinquent rents;
            6. costs of satisfying any delinquent taxes, lien indebtedness other than the existing Financing, delinquent bonds or improvement assessments which are a lien on said property as of Closing shall be paid in full by Seller;
            7. Seller shall pay current on-site employees the cash value of all accrued benefits owed as of the Closing date;
            8.  Other charges - paid as customary in Broward County.
      C.    PRORATIONS -  The following shall be prorated by Escrow Holder
            ----------
between Seller and Buyer on the basis of thirty (30) day month, as of the day of Closing, and paid in cash. In the event a prorated expense or estimate should be altered after the Closing, the parties agree to subsequently remit funds due:
            1. Government assessments, personal property and real property taxes, assessed against the Property during the current governmental time period;
            2. Operating expenses of the Property, such as vendors, service contracts, and utility charges;
            3. Scheduled lot rents for the month of Closing, and all prepaid rents which have been collected through Closing.

      D.    DOCUMENTS REQUIRED AT CLOSING
            -----------------------------
            1.   Special warranty deed acceptable to Title Insurer;
            2. a current ALTA extended policy issued by Title Insurer with only those exceptions Buyer has agreed to accept as part of Buyer's Formal Approval;
            3.   certified rent roll;
            4.   certified statement of prepaid and delinquent rents;
            5.   certified statement of security deposits held by Seller;
            6.   Closing statements approved by Buyer and Seller;
            7.   bill of sale for personal property;
            8.   assignment of rights and interests;
            9.   non-foreign affidavit as required by IRS;
            10.  further assurances agreement from Buyer and Seller;
            11.  Indemnification Agreements from Buyer and Seller;
            12.  Owner's Affidavit as required by Title Insurer;
            13.  certificates of title to vehicle(s);
            14. original copies, as available, of service contracts and other agreements affecting the Property;
            15. plans, permits, licenses, and studies, related to the mobile home park under control of Seller;
            16. a current certificate from the appropriate state authority reflecting no UCC statements claiming a security interest in personal property;
            17.  Affidavit of compliance made pursuant to Florida
                 Statutes, Section 723.072.

IX.      SELLER'S CONTINGENCIES - Seller's obligation to sell is contingent upon
         ----------------------
the Homeowner's right to purchase the property under Florida Statutes, Chapter
723.071 and Seller's limited partner's approval of the Property sale. The required notice to the Homeowners is to be delivered by the Seller within 24 hours of full execution of this Agreement. Within 12 days of full execution of this Agreement Seller shall provide Buyer with the results of the limited partner's vote regarding the Property sale and apprise Buyer of the Homeowner's interest in purchasing the Property.

   In the event Buyer provides Seller with Formal Approval and Seller terminates this Purchase and Sale Agreement based upon the contingency stated in this
Section IX., Seller agrees to pay Buyer for direct expenses incurred related to this transaction, up to a maximum of Twenty-five Thousand Dollars ($25,000). No other fees or compensation will be due or paid to Buyer.

   This Agreement will not be deemed terminated until Seller has made such payment.

X.    OTHER PROVISIONS
      ----------------
      A.    SELLER'S 1031 EXCHANGE - Buyer agrees to cooperate with Seller's
            ----------------------
1031 tax deferred exchange, provided such cooperation is at no risk, expense or liability to Buyer.
      B.    ARBITRATION - Any dispute related to this Agreement shall require
            -----------
arbitration of the claim or controversy in accordance with the rules of the American Arbitration Association.
      C.    VENUE - The parties agree that any arbitration or judicial
            -----
proceedings related to this Agreement shall be filed in the judicial district for the County of San Diego, State of California.
      C.    PROPERTY DAMAGE PRIOR TO CLOSING - If at least Fifty Thousand
            --------------------------------
Dollars ($50,000) of the Property or any of the improvements on said Property are destroyed or damaged prior to Closing, Buyer may elect to terminate this transaction or Buyer shall be entitled to any insurance proceeds applicable to such loss with Buyer having the exclusive right to settle and dispose of such insurance claims. Buyer and Escrow Holder shall assume no damage has occurred unless written notification is delivered by Seller.
      D.    NOTIFICATION TO VENDORS - Seller shall notify in writing all vendors
            -----------------------
and utility suppliers of the Closing not less than five (5) days prior to
Closing.
      E.    TIME OF ESSENCE - Time is of the essence.
            ---------------

      F.    COUNTERPARTS AND TELECOPIES - Documents related to this transaction
            ---------------------------
may be executed by Buyer and Seller in counterparts. The receipt of transmissions may be relied upon by the parties as original copies, the sender of such transmissions will provide the recipient with an original copy.
      G.    DESCRIPTIVE HEADING - The descriptive headings used herein are for
            -------------------
convenience only and are not intended to necessarily describe the matter in the section and are not meant to be used in determining the rights or obligations of the parties.
      H.    NO OTHER AGREEMENTS - No prior agreements nor subsequent
            -------------------
modifications shall be valid or binding upon the parties unless in writing and executed by the party to be bound.
      I.    ATTORNEYS' FEES & COSTS - In the event of any dispute or litigation
            -----------------------
resulting from this transaction, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all reasonable attorneys' fees incurred in good faith. The parties agree that the California courts or Arbitration Association will be the proper venue for litigation between Buyer and Seller related to this Agreement.
      J.    RADON GAS - Radon is a naturally occurring radioactive gas that,
            ---------
when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.
   The foregoing notice is provided pursuant to Section 404.056(8), Florida
                                                                    -------
Statutes (1992), which requires that such notice be included in certain real
--------
estate documents.
    K.      NOTICE - Any notice required or permitted to be delivered or
            ------
received hereunder shall be deemed received upon being deposited and sent by United States mail, postage prepaid, addressed to Seller or Buyer, as the case may be, at the address set forth below:

Notice To Seller                         Notice To Buyer
Shall Be Sent To:                        Shall Be Sent To:

Mr. Bill Williams                        Mr. John A. Coseo, Jr.
Director                                 THE WINDSOR CORPORATION
CLAYTON-WILLIAMS-SHERWOOD                A California Corporation
800 Newport Center Drive, #400           120 West Grand Avenue
Newport Beach, California 92660          Escondido, CA  92025
(714) 640-4200                           (619) 746-2411 Ext. 227
(714) 640-4931 FAX                       (619) 746-1710 FAX

XI.  TIME LIMIT - In the event a fully executed copy of this Agreement has not
     ----------
been conveyed to Buyer by the 10th day of July, 1995, this offer shall be deemed revoked:
      The Buyer executes and submits this Agreement to Seller this 30th day of June 1995, intending to be legally bound upon Seller's acceptance of this Agreement,



SELLER                                         BUYER

University - Winter Haven Associates, Ltd.     The Windsor Corporation
a California Limited Partnership               a California Corporation



 /s/Byron L. Williams                          /s/ Andrew Kean
--------------------------------               ---------------------------
By: Byron L. Williams                          By:  Andrew Kean
As: General Partner                            Its: General Counsel



 /s/Steven J. Sherwood
--------------------------------
By: Steven J. Sherwood
As: General Partner

The Seller, intending to be legally bound by this Agreement, executes this document on this 7th day of July, 1995.

                                   EXHIBIT A
                                   ---------

                             INTEREST RATE RESERVE
                             ---------------------


At the Closing, Seller shall leave $20,000 in an interest bearing escrow account as a reserve (the "Reserve") against interest rate increases above 9.10% (Buyer's "Interest Rate Cap") on Seller's Existing Financing ("Financing"), which Buyer is to assume at the Closing. Said Reserve account is to be in existence for 12 months after the Closing.

Buyer shall be entitled to one draw upon the Reserve at the end of each quarter. The first quarter shall start from the date of Closing.

Buyer's draw shall be at the lesser of $5,000 or the difference between the actual debt service with interest above the Interest Rate Cap paid for the quarter, if any, and Buyer's debt service at the Interest Rate Cap, subject to offsets as described in the following paragraph.

Seller shall be entitled to an offset ("Seller Offset") against future draws by Buyer should the interest rate on the Financing drop below 9.10%. The amount of the credit offset, if any, is computed as the difference between the actual interest rate on the Financing, with the floor being 8.20%, and 9.10%. Seller is not entitled to an Offset for an interest rate on the Financing below 8.20%. Such offset shall be in the form of a credit against future draws by Buyer. At no time will Buyer be obligated to contribute to the Reserve account nor will Buyer be liable for any outstanding offset credits to Seller at the termination of this escrow account.

In no event shall Buyer be entitled to draw more than $5,000 per quarter from the Reserve during the 12 month period. All monies remaining in the Reserve at the end of the 36 month period, including interest, shall revert to Seller.

Buyer and Seller shall split equally all fees associated with maintaining this escrow account.

Buyer shall provide Seller with a quarterly accounting of the Reserve with verification of any draws by providing bank and Lender statements to Seller.


                                   EXHIBIT B
                                   ---------



1) Flooding problem on three interior streets to be corrected prior to Closing by the installation of three submergible pumps and appropriate underground piping to pump the standing water to the drainage ditch;

2) Sewer treatment plant problems (flooding of the retention pond) are to be corrected prior to or post Closing. In the event the flooding problem can not be remedied prior to the Closing, a specific dollar amount will be agreed upon between Buyer and Seller to be held back from the Purchase Price in an escrow account to remedy this problem. Both Buyer and Seller shall agree to the repairs and improvements necessary to remedy the flooding problem.

                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         WINDSOR PARK PROPERTIES 5
                         (A California Limited Partnership)
                         ----------------------------------
                                 (Registrant)



                         By /s/John A. Coseo, Jr.
                           --------------------------------------
                           JOHN A. COSEO, JR.
                           General Partner


Date:  October 25, 1995